Exhibit 10.1

Second Draw PPP Loan

Promissory Note

Date	Loan Amount	Interest Rate
March 15, 2021	USD 722,577.00	1.00% fixed per annum

This Promissory Note (“Note”) sets forth and confirms the terms and conditions of a term loan to Tel-Instrument Electronics Corp (whether one or more than one, “Borrower”) from Bank of America, N.A., a national banking association having an address of P.O. Box 15220, Wilmington, DE 19886-5220 (together with its agents, affiliates, successors and assigns, the “Bank”) for the Loan Amount and at the Interest Rate stated above (the “Loan”). The Loan constitutes a Second Draw PPP Loan made pursuant to Section 7(a)(37) of the Small Business Act (15 U.S.C. 636(a)(37)), as amended from time to time (the “Second Draw PPP Legislation”) and applicable provisions of the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act ((a) as amended by each of (i) the Paycheck Protection Program and Health Care Enhancement Act, (ii) the Paycheck Protection Program Flexibility Act of 2020, and (iii) the Economic Aid to Hard-Hit Small Businesses, Nonprofits, and Venues Act, and (b) as otherwise amended from time to time, the “CARES Act PPP Provisions” and, together with the Second Draw PPP Legislation, collectively, “PPP Legislation”; the PPP Legislation, together with all rules, regulations and guidance issued by the SBA with respect thereto from time to time, is referred to herein as the “PPP Guidance”). The funding of the Loan is conditioned upon Bank’s receiving confirmation from the SBA that Bank may proceed with the Loan. The date on which the funding of the Loan takes place is referred to as the “Funding Date”. The “Deferment Period” commences on the Funding Date and ends on the earliest to occur of (i) the date on which the amount of forgiveness as determined under the PPP Guidance is remitted to the Bank (the “Forgiveness Remittance Date”), (ii) the date on which Bank provides notice to Borrower that Bank has determined Borrower is not entitled to forgiveness, (iii) the date on which SBA provides notice to Bank that SBA has determined that Borrower is not entitled to forgiveness and (iv) if the Borrower fails to apply for forgiveness on or before the date that occurs ten months after the last day of the forgiveness period, such date (the “Deferment Period Outside Date”) . Borrower shall apply to Bank for loan forgiveness no later than the date required under applicable PPP Guidance. If the SBA confirms full and complete forgiveness of the unpaid balance of the Loan, and reimburses Bank for the total outstanding balance, including principal thereof and interest thereon, Borrower’s obligations under the Loan will be deemed fully satisfied and paid in full. If the SBA does not confirm forgiveness of the Loan, or only partly confirms forgiveness of the Loan, Borrower will be obligated to repay to the Bank the total outstanding balance remaining due under the Loan, including principal and interest (the “Loan Balance”), and in such case, Bank will establish the terms for repayment of the Loan Balance in a separate letter to be provided to Borrower, which letter will set forth the Loan Balance, the amount of each monthly payment, the interest rate, and the applicable maturity date; provided, however, that if SBA requires that Borrower repay all or a portion of the outstanding principal amount of the Loan for any reason, such amount, together with all accrued and unpaid interest thereon, shall become due and payable immediately upon the date indicated by SBA. The applicable maturity date will be the maturity date as established by the SBA. If the SBA establishes a range of allowable maturity dates, the lowest term in the range will apply (unless extended by the Bank in its discretion); and if the SBA does not establish a maturity date or range of allowable maturity dates, the maturity date will be five (5) years. No principal or interest payments will be due prior to the end of the Deferment Period, though interest will accrue during the Deferment Period. Borrower promises, covenants and agrees with Bank to repay the Loan in accordance with the terms for repayment, including the maturity date as determined in accordance with the procedures described above, as set forth in that letter (the “Repayment Letter”). Payments greater than the monthly payment or additional payments may be made at any time without a prepayment penalty but shall not relieve the Borrower of its obligations to pay the remaining monthly payments when due. THIS IS NOT A NEGOTIABLE INSTRUMENT.

In consideration of the Loan received by Borrower from Bank, Borrower agrees as follows:

1.    DEPOSIT ACCOUNT/USE OF LOAN PROCEEDS: Borrower shall maintain, or shall cause to be maintained, the deposit account with Bank of America, N.A. (the “Deposit Account”) that the Loan proceeds were deposited into, as directed by Borrower in their Paycheck Protection Program Application Form 2483-SD (the “Application”), until the Loan is either forgiven in full or the Loan is fully paid by Borrower. Borrower acknowledges and agrees that the proceeds of the Loan shall be deposited by Bank into the Deposit Account. The Loan proceeds are to not be used by Borrower (or any other person) for any illegal purpose and Borrower represents to the Bank that it will derive material benefit, directly and indirectly, from the making of the Loan.

2.    DIRECT DEBIT. If all or any portion of the Loan is not forgiven and a Loan Balance remains after the last day of the Deferment Period, Borrower agrees that on the due date of any amount due as set forth in the Repayment Letter, Bank will debit the amount due from the Deposit Account designated by Borrower in connection with this Loan. Should there be insufficient funds in the Deposit Account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower. If Borrower is not the owner of the Deposit Account, Borrower will cause an authorized signer on the Deposit Account to execute such documents as reasonably required by Bank to permit Bank to debit the Deposit Account in accordance with this Section.

3.    INTEREST RATE: Bank shall charge interest on the unpaid principal balance of the Loan at the interest rate set forth above under “Interest Rate” from the Funding Date until the date that the Loan is paid in full. All computations of interest shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed, calculated on a non-compounding, non-adjustable basis. For the avoidance of doubt, any interest that accrued but is not repaid by the SBA in connection with remittance of the forgiven amount of the Loan shall be payable by you in accordance with the Repayment Letter.

4.    REPRESENTATIONS, WARRANTIES AND COVENANTS. (1) Borrower represents and warrants to Bank, and covenants and agrees with Bank, that: (i) Borrower has read the statements included in the Application, including the Statements Required by Law and Executive Orders, and Borrower understands them. (ii) Borrower was and remains eligible to receive a loan under the PPP Guidance in effect at the time Borrower submitted to Bank its Application. (iii) Borrower together with its affiliates (if applicable), (a) is an independent contractor, self-employed individual, or sole proprietor with no employees; or (b) (1) employs no more than 300 employees; or (2) if NAICS 72, employs no more than 300 employees per physical location; (3) if a news organization that is majority owned or controlled by a NAICS code 511110 or 5151 business or a nonprofit public broadcasting entity with a trade or business under NAICS code 511110 or 5151, employs no more than 300 employees per location. (iv) Borrower will comply whenever applicable, with the civil rights and other limitations in the Application. (v) The proceeds of the Loan will be used to retain workers and maintain payroll; or make payments for mortgage interest, rent, utilities, covered operations expenditures, covered property damage costs, covered supplier costs, and covered worker protection expenditures as specified under the PPP Guidance. (vi) Borrower acknowledges that SBA encourages the purchase, to the extent feasible, of American-made equipment and products. (vii) Borrower is not engaged in any activity that is illegal under federal, state or local law. (viii) Not more than 40% of loan proceeds may be used for non-payroll costs. (ix) The Borrower was “in operation” (as defined under PPP Guidance) on February 15, 2020, has not permanently closed, and was either an eligible self-employed individual, independent contractor, or sole proprietorship with no employees, or had employees for whom it paid salaries and payroll taxes or paid independent contractors, as reported on Form(s) 1099-MISC. (x) Current economic uncertainty makes this loan request necessary to support the ongoing operations of Borrower (as such representation is further explained in applicable PPP Guidance). (xi) All proceeds of the Loan will be used for business-related purposes as specified in the Application and consistent with PPP Guidance, including the prohibition on using loan proceeds for lobbying activities and expenditures (and if Borrower is a news organization that became eligible for a loan under Section 317 of the Economic Aid to Hard-Hit Small Businesses, Nonprofits, and Venues Act, proceeds of the Loan will be used to support expenses at the component of the business concern that produces or distributes locally focused or emergency information) and Borrower acknowledges that if the funds are knowingly used for unauthorized purposes, the federal government may hold Borrower and/or Borrower’s authorized representative legally liable, such as for charges of fraud. (xii) If Borrower has employees, Borrower has provided Bank true, correct and complete information demonstrating that Borrower had employees for whom Borrower paid salaries and payroll taxes on or around February 15, 2020, and if Borrower is an Individual Applicant without employees, Borrower has provided Bank true, correct and complete information demonstrating that Borrower was “in operation” (as defined under PPP Guidance) on February 15, 2020. (xiii) Borrower has provided to Bank as of the date of the Application all documentation available to Borrower on a reasonable basis verifying information and amounts required to be verified by Bank in accordance with applicable PPP Guidance. (xiv) Borrower will promptly provide to Bank any additional documentation that Bank requests in order to process its Application, any forgiveness application or otherwise at any time and from time to time, including all such documentation required under or reasonably requested based upon applicable PPP Guidance. (xv) Borrower acknowledges that forgiveness will be provided for the sum of documented payroll costs, covered mortgage interest payments, covered rent payments, covered utilities, covered operations expenditures, covered property damage costs, covered supplier costs, and covered worker protection expenditures, and not more than 40% of the forgiven amount may be for non-payroll costs. If required, Borrower will provide to Bank and/or SBA documentation verifying (a) the number of full-time equivalent employees on Borrower’s payroll, (b) the dollar amounts of eligible expenses for the covered period following this Loan and (c) if not provided with its Application, revenue reduction. (xvi) Borrower has not and will not receive any other loan under the Second Draw PPP Legislation. (xvii) Borrower certifies that the information provided in the Application, this Note and the information provided in all supporting documents and forms is true and accurate in all material respects. Borrower understands that knowingly making a false statement to obtain a guaranteed loan from SBA is punishable under the law, including under 18 U.S.C. 1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 U.S.C. 645 by imprisonment of not more than two years and/or a fine of not more than $5,000; and, if submitted to a federally insured institution, under 18 U.S.C. 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000. (xviii) Borrower understands, acknowledges and agrees that Bank can share any tax information received from Borrower or any Owner (as defined below) with SBA's authorized representatives, including authorized representatives of the SBA Office of Inspector General, for the purpose of compliance with PPP Guidance and all SBA reviews. (xix) Neither Borrower nor any Owner, is presently suspended, debarred, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any Federal department or agency, or presently involved in any bankruptcy. (xx) Borrower has not and will not receive a Shuttered Venue Operator grant from SBA. (xxi) The President, the Vice President, the head of an Executive department, or a Member of Congress, or the spouse of such person as determined under applicable common law, does not directly or indirectly hold a controlling interest in Borrower, with such terms having the meanings provided in section 322 of the Economic Aid to Hard-Hit Small Businesses, Nonprofits, and Venues Act. (xxii) Unless otherwise expressly permitted under PPP Guidance, Borrower is not an issuer, the securities of which are listed on an exchange registered as a national securities exchange under section 6 of the Securities Exchange Act of 1934 (15 U.S.C. 78f). (xxiii) [Reserved]. (xxiv) Neither Borrower, nor any Owner, nor any business owned or controlled by any of them, ever obtained a direct or guaranteed loan from SBA or any other Federal agency that is currently delinquent or has defaulted in the last 7 years and caused a loss to the government. (xxv) Neither Borrower, nor any Owner, is an owner of any other business or has common management (including a management agreement) with any other business, except as disclosed to the Bank in connection with the Borrower’s Application. (xxvi) [Reserved]. (xxvii) Neither Borrower (if an individual), nor any individual owning 20% or more of the equity of Borrower (each, an “Owner”), is presently incarcerated or, for any felony, presently subject to an indictment, criminal information, arraignment, or other means by which formal criminal charges are brought in any jurisdiction. (xxviii) Within the last five years, for any felony involving fraud, bribery, embezzlement, or a false statement in a loan application or an application for federal financial assistance, or within the last year, for any other felony, neither Borrower (if an individual), nor any Owner, has (a) been convicted; (b) pleaded guilty; (c) pleaded nolo contendere; or (d) commenced any form of parole or probation (including probation before judgment). (xxix) The United States is the principal place of residence for all employees of Borrower included in Borrower’s payroll calculation included in the Application used to calculate the PPP loan amount Borrower requested. (xxx) The Borrower correctly indicated on its Application whether it is a franchise that is listed in the SBA’s franchise directory. (xxxi) If Borrower is claiming an exemption from all SBA affiliation rules applicable to Paycheck Protection Program loan eligibility under the religious exemption to the affiliation rules, Borrower has made a reasonable, good faith determination that it qualifies for such religious exemption under 13 C.F.R. 121.103(b)(10), which provides that “[t]he relationship of a faith-based organization to another organization is not considered an affiliation with the other organization…if the relationship is based on a religious teaching or belief or otherwise constitutes a part of the exercise of religion.” (xxxii) Borrower will inform itself of and comply with all rules, regulations and standard operating procedures applicable to 7(a) loans under the Small Business Act if and to the extent such rules, regulations and standard operating procedures also apply to this Loan and acknowledges that if and to the extent such rules, regulations and standard operating procedures apply, they constitute PPP Guidance hereunder. (xxxiii) Borrower will promptly notify the Bank in writing of any event of default under this Note, or any event which, with notice or lapse of time or both, would constitute an event of default. (xxxiv) Borrower has realized a reduction in gross receipts in excess of 25% relative to the relevant comparison time period. If the Loan is greater than $150,000, Borrower has provided documentation to Bank substantiating the decline in gross receipts. If the Loan is equal to or less than $150,000, Borrower will provide documentation substantiating the decline in gross receipts upon or before seeking forgiveness for this Loan or upon SBA request. (xxxv) Borrower received a loan under Section 7(a)(36) of the Small Business Act (15 U.S.C. 636(a)(36)) (a “First Draw PPP Loan”) and, before this Loan is disbursed, will have used the full loan amount (including any increase) of the First Draw PPP Loan only for eligible expenses in accordance with applicable PPP Guidance. (xxxvi) Borrower is not a business concern or entity (a) for which an entity created in or organized under the laws of the People’s Republic of China or the Special Administrative Region of Hong Kong, or that has significant operations in the People’s Republic of China or the Special Administrative Region of Hong Kong, owns or holds, directly or indirectly, not less than 20% of the economic interest of the business concern or entity, including as equity shares or a capital or profit interest in a limited liability company or partnership; or (b) that retains, as a member of the board of directors of the business concern, a person who is a resident of the People’s Republic of China. (xxxvii) Borrower is not required to submit a registration statement under section 2 of the Foreign Agents Registration Act of 1938 (22 U.S.C. 612). (xxxviii) Borrower is not a business concern or entity primarily engaged in political or lobbying activities, including any entity that is organized for research or for engaging in advocacy in areas such as public policy or political strategy or otherwise describes itself as a think tank in any public documents. (xxxix) The sum of the principal amount of this Loan plus the principal amount of each other Second Draw PPP Loan borrowed by each other member of Borrower’s “corporate group” (as defined in PPP Guidance), if any, does not exceed $4,000,000 in the aggregate.

(2) At all times during the term the of the Loan, Borrower represents and warrants to the Bank, that (i) if Borrower is anything other than a natural person, it is duly formed and existing under the laws of the state or other jurisdiction where organized; (ii) this Note, and any instrument or agreement required under this Note, are within Borrower's powers, have been duly authorized, and do not conflict with any of its organizational papers; (iii) the information included in the Beneficial Ownership Certification most recently provided to the Bank, if applicable, is true and correct in all respects; and (iv) in each state in which Borrower does business, it is properly licensed, in good standing, and, where required, in compliance with fictitious name (e.g. trade name or d/b/a) statutes. IF THE FUNDING DATE IS AFTER THE DATE OF THIS NOTE, BORROWER AGREES THAT BORROWER SHALL BE DEEMED TO HAVE REPEATED AND REISSUED, IMMEDIATELY PRIOR TO THE FUNDING ON THE FUNDING DATE, THE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS SET FORTH ABOVE IN THIS PARAGRAPH.

5.    EVENTS OF DEFAULT: (1) At any time on and after the execution and delivery by Borrower of this Note the occurrence and continuation of any of the following events shall constitute a default hereunder: (i) SBA demands repayment in full by Borrower of the Loan prior to the maturity date hereof for any reason, including, without limitation, as a result of an SBA determination that Borrower was ineligible for this Loan for any reason, including as a result of an improper necessity certification, eligibility certification or other certification in the Application for the Loan; (ii) Borrower does not disclose, or anyone acting on its behalf does not disclose, any material fact to Bank or SBA; (iii) the making to Bank or SBA of any false or materially misleading representation, certification or statement herein, on any application or any supporting documentation for the Loan or for any or all other loans made by Bank to Borrower; (iv) any reorganization, merger, consolidation, or other changes ownership or business structure shall occur with respect to Borrower, including, without limitation, any merger, sale or disposition of any equity interests in the Borrower or any sale or disposition of all or a material portion of the assets of the Borrower without Borrower first having obtained (A) SBA consent, if applicable (or Borrower shall have provided evidence satisfactory to Bank that Borrower has satisfied all SBA requirements necessary to avoid having to obtain any SBA consent) and (B) subject to obtaining SBA consent, if required, or Bank’s satisfaction in its sole discretion that no SBA consent is required, consent of Bank; (v) permanent cessation of Borrower’s business operations; (vi) Borrower, if an individual, dies, or becomes disabled, and such disability prevents the Borrower from continuing to operate its business; (vii) Bank receives notification or is otherwise made aware that Borrower, or any affiliate of Borrower, is listed as or appears on any lists of known or suspected terrorists or terrorist organizations provided to Bank by the U.S. government under the USA Patriot Act of 2001; (viii) Borrower fails to repay the Loan in full, including all accrued and unpaid interest thereon, on the Maturity Date; (ix) Borrower fails to comply in any material respect with PPP Guidelines or any other law, rule or regulation applicable to Borrower, Borrower’s business or assets and/or to this Loan; (x) Borrower fails to pay any taxes when due; (xi) the occurrence of any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note; and/or (xii) Borrower becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

(2) If all or any portion of the Loan is not forgiven and a Loan Balance remains after the first to occur of the Forgiveness Remittance Date and the Deferment Period Outside Date, then from the date the Repayment Letter is sent to Borrower until the Loan Balance is fully paid, the occurrence and continuation of any of the following events shall constitute a default hereunder: (i) failure to make any payment when due (other than payment in full on the Maturity Date, which is subject to Section 5(1)(viii) above) under the Loan or any or all other loans made by Bank to Borrower, and such failure continues for ten (10) days after it first became due; (ii) failure to provide current financial information promptly upon request by Bank; (iii) Borrower under or in connection with the Loan or any or all other loans made by Bank to Borrower fails to timely and properly observe, keep or perform any term, covenant, agreement, or condition herein or therein; (iv) Bank in good faith believes that the SBA guaranty has been or could reasonably be expected to be terminated or the guaranteed amount materially reduced for any reason; and/or (v) insolvency, bankruptcy, dissolution, issuance of an attachment or garnishment against Borrower, including any receiver or liquidator being appointed for any part of its business or property, or Borrower makes an assignment for the benefit of creditors.

6.    REMEDIES: Upon the occurrence of a default described in Section 5 above, all or any portion of the entire amount owing on the Loan, and any and all other loans made by Bank to Borrower, shall, at Bank’s option, become immediately due and payable without demand or notice. Upon a default, Bank may exercise any other right or remedy available to it at law or in equity. All persons included in the term “Borrower” are jointly and severally liable for repayment, regardless of to whom any advance of credit was made. Without notice and without Borrower consent, Bank may incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other related document. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs. If Bank incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance of this Note. Borrower shall pay any such costs and expenses Bank may incur, including without limitation reasonable attorney’s fees and court costs should the Loan and/or any and all other loans made by Bank to Borrower be referred to an attorney for collection to the extent permitted under applicable state law. Bank may exercise any of its rights separately or together, as many times and in any order it chooses. Bank may delay or forgo enforcing any of its rights without giving up any of them. EACH PERSON INCLUDED IN THE TERM BORROWER WAIVES ALL SURETYSHIP AND OTHER SIMILAR DEFENSES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW.

7.    CREDIT INVESTIGATION: Borrower authorizes Bank and any of its affiliates at any time to make whatever credit investigation Bank deems is proper to evaluate Borrower’s credit, financial standing and employment and Borrower authorizes Bank to exchange Borrower’s credit experience with credit bureaus and other creditors Bank reasonably believes are doing business with Borrower. Borrower also agrees to furnish Bank with any financial statements Bank may request at any time and in such detail as Bank may require.

8.    NOTICES: Borrower’s request for Loan forgiveness, and the documentation that must accompany that request, shall be submitted to Bank by transmitting the communication to the electronic address, website, or other electronic transmission portal provided by Bank to Borrower. Otherwise, all notices required under this Note shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, to the addresses/fax numbers provided in connection with your Loan, or to such other addresses as the Bank and the Borrower may specify from time to time in writing (any such notice a “Written Notice”). Written Notices shall be effective (i) if mailed, upon the earlier of receipt or five (5) days after deposit in the U.S. mail, first class, postage prepaid, (ii) if telecopied, when transmitted, or (iii) if hand-delivered, by courier or otherwise (including telegram, lettergram or mailgram), when delivered. In lieu of a Written Notice, notices and/or communications from the Bank to the Borrower may, to the extent permitted by law, be delivered electronically (i) by transmitting the communication to the electronic address provided by the Borrower or to such other electronic address as the Borrower may specify from time to time in writing, or (ii) by posting the communication on a website and sending the Borrower a notice to the Borrower’s postal address or electronic address telling the Borrower that the communication has been posted, its location, and providing instructions on how to view it (any such notice, an “Electronic Notice”). Electronic Notices shall be effective when presented to the Borrower, or is sent to the Borrower’s electronic address or is posted to the Bank’s website.

9.    CHOICE OF LAW; JURISDICTION; VENUE. (1) At all times that Bank is the holder of this Note, except to the extent that any law of the United States may apply, this Note shall be governed and interpreted according to the internal laws of the state of Borrower’s principal place of business (the “Governing Law State”), without regard to any choice of law, rules or principles to the contrary. However, the charging and calculating of interest on the obligations under this Note shall be governed by, construed and enforced in accordance with the laws of the state of North Carolina and applicable federal law. Nothing in this paragraph shall be construed to limit or otherwise affect any rights or remedies of Bank under federal law. Borrower and Bank agree and consent to be subject to the personal jurisdiction of any state or federal court located in the Governing Law State so that trial shall only be conducted by a court in that state. (2) Notwithstanding the foregoing, when SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Bank or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

10.    MISCELLANEOUS. The Loan may be sold or assigned by Bank without notice to Borrower. Borrower may not assign the Loan or its rights hereunder to anyone without Bank’s prior written consent. If any provision of this Note is contrary to applicable law or is found unenforceable, such provision shall be severed from this Note without invalidating the other provisions thereof. Bank may delay enforcing any of its rights under this Note without losing them, and no failure or delay on the part of Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Bank, by its acceptance hereof, and the making of the Loan and Borrower understand and agree that this Note constitutes the complete understanding between them. This Note shall be binding upon Borrower, and its successors and assigns, and inure to the benefit of Bank and its successors and assigns. Borrower may not use an oral statement of Bank or SBA to contradict or alter the written terms of this Note. This Note automatically may be amended from time to time to comply with any express requirements under any amendment of any applicable PPP Guidance or otherwise applicable to all 7(a) loans under the Small Business Act in each case to the extent applicable to this Note and without the requirement of any consent of or notice to Borrower.

11.    BORROWING AUTHORIZED. The signer for Borrower represents, covenants and warrants to Bank that he or she is certified to borrow for the Borrower and is signing this Note as the duly authorized sole proprietor, owner, sole shareholder, officer, member, managing member, partner, trustee, principal, agent or representative of Borrower, and further acknowledges and confirms to Bank that by said signature he or she has read and understands all of the terms and provisions contained in this Note and agrees and consents on behalf of Borrower to Borrower being bound by them. This Note and any instrument or agreement required herein, are within the Borrower's powers, have been duly authorized, and do not conflict with any of its organizational papers. The individuals signing this Agreement on behalf of each Borrower are authorized to sign such documents on behalf of such entities. For purposes of this Note only, the Bank may rely upon and accept the authority of only one signer on behalf of the Borrower, and for this Note, this resolution supersedes and replaces any prior and existing contrary resolution provided by Borrower to Bank.

12.    ELECTRONIC COMMUNICATIONS AND SIGNATURES. This Note and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Note (each a “Communication”),including Communications required to be in writing, may, if agreed by the Bank, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. The Borrower agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Bank. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Bank may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Bank’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Bank is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Bank pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the

Bank shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Bank any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 U.S.C. 7006, as it may be amended from time to time.

13.    CONVERSION TO PAPER ORIGINAL. At the Bank’s discretion the authoritative electronic copy of this Note ("Authoritative Copy") may be converted to paper and marked as the original by the Bank (the "Paper Original"). Unless and until the Bank creates a Paper Original, the Authoritative Copy of this Agreement: (1) shall at all times reside in a document management system designated by the Bank for the storage of authoritative copies of electronic records, and (2) is held in the ordinary course of business. In the event the Authoritative Copy is converted to a Paper Original, the parties hereto acknowledge and agree that: (i) the electronic signing of this Agreement also constitutes issuance and delivery of the Paper Original, (ii) the electronic signature(s) associated with this Agreement, when affixed to the Paper Original, constitutes legally valid and binding signatures on the Paper Original, and (iii) the Borrower’s obligations will be evidenced by the Paper Original after such conversion.

14.    BORROWER ATTESTATION. Borrower attests and certifies to Bank that it has not provided false or misleading information or statements to the SBA or the Bank in its application for the Loan, and that the certifications, representations, warranties, and covenants made to the Bank in this Note and elsewhere relating to the Loan are true, accurate, and correct. Borrower further attests and certifies to Bank that it is has read, understands, and acknowledges that the Loan is being made in accordance with PPP Guidance, and any use of the proceeds of the Loan other than as permitted by PPP Guidance, or any false or misleading information or statements provided to the Bank in its application for the Loan or in this Note may subject the Borrower to criminal and civil liability under applicable state and federal laws and regulations, including but not limited to, the False Claims Act, 31 U.S.C. 3729, et. seq. Borrower further acknowledges and understands that this Note is not valid and effective until and unless Bank receives confirmation from the SBA that Bank may proceed with the Loan.

IN WITNESS WHEREOF, I, the authorized representative of the Borrower, hereto have caused this Promissory Note to be duly executed as of the date set forth below.

Borrower: Tel-Instrument Electronics Corp

/s/ Pauline Romeo March 15, 2021
Signature of Authorized Representative of Borrower

Pauline Romeo
Print Name

Principal Accounting Officer
Title

Street Address: 1 Branca Rd

City/State/Zip code: East Rutherford, NJ, 070732121

Electronic Mail Address: promeo@telinst.com

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